SUMMARY PROSPECTUS August 3, 2010

AllianceBernstein Market Neutral Strategy—U.S.

Ticker: Class A–AMUAX; Class R–AMURX; Class K–AMUKX; Class I–AMUIX

Before you invest, you may want to review the Strategy’s Prospectus, which contains more information about the Strategy and its risks. The Strategy’s Prospectus and Statement of Additional Information (“SAI”), both dated August 3, 2010, are incorporated by reference into this Summary Prospectus. For free paper or electronic copies of the Strategy’s Prospectus and other information about the Strategy, go to http://www.alliancebernstein.com/links/mf, email a request to prorequest@alliancebernstein.com, call (800) 227-4618, or ask any financial advisor, bank, or broker-dealer who offers shares of the Strategy. Unless otherwise noted, page number references refer to the current Prospectus for this Strategy.

INVESTMENT OBJECTIVE

The Strategy’s investment objective is to seek long-term growth of capital independent of stock market direction.

FEES AND EXPENSES OF THE STRATEGY

This table describes the fees and expenses that you may pay if you buy and hold shares of the Strategy.

Shareholder Fees (fees paid directly from your investment)

	Class A Shares	Class R Shares	Class K Shares	Class I Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None*	None	None	None
Exchange Fee	None	None	None	None

Annual Strategy Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class R	Class K	Class I
Management Fees	1.25%	1.25%	1.25%	1.25%
Distribution and/or Service (12b-1) Fees	.30%	.50%	.25%	None
Other Expenses:
Transfer Agent	.11%	.26%	.20%	.12%
Other Expenses	.67%	.67%	.67%	.67%

Total Other Expenses(a)	.78%	.93%	.87%	.79%

Total Annual Strategy Operating Expenses Before Fee Waiver	2.33%	2.68%	2.37%	2.04%

Fee Waiver and/or Expense Reimbursement(b)	(.78)%	(.93)%	(.87)%	(.79)%

Total Annual Strategy Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.55%	1.75%	1.50%	1.25%

*	In some cases, a 1%, 1-year contingent deferred sales charge or CDSC may apply. CDSCs for Class A shares may also be subject to waiver in certain circumstances. See “Purchase of Shares” in the SAI.

(a)	Total other expenses are based on estimated amounts for the current fiscal year.

(b)	The Adviser has agreed to waive its management fees and/or to bear expenses of the Strategy through July 31, 2011 to the extent necessary to prevent total Strategy operating expenses, on an annualized basis, from exceeding the net expenses reflected in this table. Fees waived and expenses borne by the Adviser are subject to reimbursement until August 3, 2013. No reimbursement payment will be made that would cause the Strategy’s total annualized operating expenses to exceed the fee percentages reflected in the table. This fee waiver and/or expense reimbursement agreement may not be terminated before July 31, 2011.

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Examples

The Examples are intended to help you compare the cost of investing in the Strategy with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Strategy for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Strategy’s operating expenses stay the same and that the fee waiver is in effect for only the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Class A	Class R	Class K	Class I
After 1 Year	$158	$178	$153	$127
After 3 Years	$653	$744	$656	$563

Portfolio Turnover

The Strategy will pay transactions costs, such as commissions, when it buys or sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Strategy Operating Expenses or in the Examples, affect the Strategy’s performance.

PRINCIPAL STRATEGIES

The Strategy seeks to limit market risk by balancing “long” and “short” positions. To do this, the Strategy will buy, or take long positions in, equity securities of U.S. companies that the Adviser believes are undervalued and more likely to appreciate and, at the same time, sell, or take short positions in, equity securities that the Adviser believes are overvalued and more likely to depreciate. Equity securities include common stocks, preferred stocks and exchange-traded funds, or ETFs, that invest primarily in equity securities. The Strategy will be highly diversified and may invest across different industries, sectors and regions. While the Strategy will not target issuers of a particular size, most issuers will have larger capitalizations.

When the Strategy takes a long position, it purchases a stock outright. When the Strategy takes a short position, it sells at the current market price a stock it does not own but has borrowed in anticipation that the market price of the stock will decline. To complete, or close out, the short sale transaction, the Strategy buys the same stock in the market at a later date and returns it to the lender. The Strategy will make money if the market price of the borrowed stock goes down and the Strategy is able to replace it for less than it earned by selling it short. Alternatively, if the price of the stock goes up after the short sale and before the short position is closed, the Strategy will lose money because it will have to pay more to replace the borrowed stock than it received when it sold the stock short. The Strategy intends to maintain approximately equal dollar exposures invested in long and short positions under normal circumstances.

By employing this long/short market neutral investment strategy, the Strategy seeks to limit its volatility relative to movements in the overall stock market and limit downside risk during market declines. The Strategy may achieve a gain if the securities in its long portfolio outperform the securities in its short portfolio, each taken as a whole. Conversely, it is expected that the Strategy will incur a loss if the securities in its short portfolio outperform the securities in its long portfolio. The Adviser attempts to achieve returns for the Strategy that exceed the return on short-term fixed-income securities.

The Strategy may utilize derivatives, such as options, futures, forwards, or swap agreements to a significant extent. Derivatives may provide a more efficient and economical exposure to equity markets than direct investments as well as a less expensive alternative to short selling. The Strategy may also use borrowings or other leverage for investment purposes. In determining when and to what extent to employ leverage or enter into derivatives transactions, the Adviser will consider factors such as the relative risks and returns expected of potential investments and the cost of such transactions. The Adviser will consider the impact of derivatives in making its assessments of the Strategy’s risks. The resulting exposures to markets, sectors, regions, issuers or specific securities will be continuously monitored by the Adviser.

The Adviser selects securities for purchase or sale using both its own fundamental research and proprietary quantitative models. These models seek to assess the risk and return characteristics of the securities the Strategy will buy and sell and the impact those securities will have on the risk and return characteristics of the Strategy’s portfolio overall, taking into account various factors such as relative return trends (or momentum) and price-to-book values. The Adviser then evaluates these results in light of data concerning an issuer’s fundamentals and trading considerations.

The Strategy expects to engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. A higher rate of portfolio turnover increases transaction expenses, which may negatively affect the Strategy’s performance. High portfolio turnover also may result in the realization of substantial net short-term capital gains, which, when distributed, are taxable to shareholders.

PRINCIPAL RISKS

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Market Risk: The value of the Strategy’s assets will fluctuate as the equity market fluctuates. The value of the Strategy’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

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Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Strategy, and may be subject to counterparty risk to a greater degree than more traditional investments.

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Leverage Risk: To the extent the Strategy uses leveraging techniques, its net asset value, or NAV, may be more volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Strategy’s investments.

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Short Sale Risk: The Strategy may not always be able to close out a short position on favorable terms. Short sales involve the risk that the Strategy will incur a loss by subsequently buying a security at a higher price than the price at which it sold the security short. The amount of such loss is theoretically unlimited (since it is limited only by the increase in value of the security sold short by the Strategy.) In contrast, the risk of loss from a long position is limited to the Strategy's investment in the long position, since its value cannot fall below zero. Short selling is a form of leverage. To mitigate leverage risk, the Strategy will always hold liquid assets (including its long positions) at least equal to its short position exposure, marked-to-market daily.

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ETF Risk: ETF’s are investment companies. When the Strategy invests in an ETF, the Strategy bears its share of the ETF’s expenses and runs the risk that the ETF may not achieve its investment objective.

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Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Strategy from selling out of these illiquid securities at an advantageous price. Derivatives and securities involving substantial market risk tend to involve greater liquidity risk.

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Active Trading Risk: The Strategy expects to engage in active and frequent trading of its portfolio securities and its portfolio turnover rate may significantly exceed 100%. A higher rate of portfolio turnover increases transaction costs, which may negatively affect the Strategy’s return. In addition, a high rate of portfolio turnover may result in substantial short-term gains, which may result in adverse tax consequences for the Strategy’s shareholders.

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Management Risk: The Strategy is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions. The Adviser also relies on its own quantitative models, which depend upon complex mathematical calculations and the correctness of certain historical correlations. There is no guarantee that the Adviser’s techniques, including the models, will produce the intended results.

As with all investments, you may lose money by investing in the Strategy.

PERFORMANCE INFORMATION

No performance information is available for the Strategy because it has not yet been in operation for a full calendar year.

INVESTMENT ADVISER

AllianceBernstein L.P. is the investment adviser for the Strategy.

PORTFOLIO MANAGERS

The following table lists the persons responsible for day-to-day management of the Strategy’s portfolio:

Employee	Length of Service	Title
Vadim Zlotnikov	Since 2010	Senior Vice President of the Adviser

Yun Chen	Since 2010	Vice President of the Adviser

PURCHASE AND SALE OF STRATEGY SHARES

Class A, Class R, Class K and Class I shares are available at NAV, without an initial sales charge, to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of the Strategy.

You may sell (redeem) your shares each day the New York Stock Exchange is open. You may sell your shares through your financial intermediary.

TAX INFORMATION

The Strategy may pay income dividends or capital gains distributions, which may be subject to federal income taxes and taxable as ordinary income or capital gains, and may also be subject to state and local taxes.

PAYMENTS TO FINANCIAL INTERMEDIARIES

Financial intermediaries market and sell shares of the Strategy. The Strategy and its related companies may pay the intermediary for the sale of Strategy shares and related services. These payments may create a conflict of interest by influencing the financial intermediary to recommend the Strategy over another investment.

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